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                                  EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Biogen, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated: July 31, 2003               /s/ James C. Mullen
                                            ------------------------------------
                                            James C. Mullen
                                            Chairman, Chief Executive Officer
                                             and President
                                            [principal executive officer]


         Dated: July 31, 2003               /s/ Peter N. Kellogg
                                            ------------------------------------
                                            Peter N. Kellogg
                                            Executive Vice President - Finance
                                             and Chief Financial Officer
                                            [principal financial officer]

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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